UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2016

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On January 1, 2016, the Company entered into new three-year employment agreements with each of its executive vice presidents, including the following four “named executive officers” (as defined in Item 402(a) of Regulation S-K): (1) Domenic J. (“Nick”) Dell’Osso, Jr., Executive Vice President and Chief Financial Officer; (2) James R. Webb, Executive Vice President - General Counsel and Corporate Secretary; (3) M. Christopher Doyle, Executive Vice President, Operations - Northern Division; and (4) M. Jason Pigott, Executive Vice President, Operations - Southern Division.  The new employment agreements were approved by the Compensation Committee as a part of its ongoing comprehensive review of executive compensation matters.

The new employment agreements are substantially similar to the Company’s previous executive officer employment agreements and provide for the following minimum annual base salary amounts effective as of January 1, 2016:

Executive Officer	Minimum Annual Base Salary

Domenic J. (“Nick”) Dell’Osso	$725,000
James R. Webb	$625,000
M. Christopher Doyle	$600,000
M. Jason Pigott	$575,000

Information regarding other material terms of the employment agreements, including bonus eligibility, termination payments, non-competition and non-solicitation terms, are hereby incorporated by reference to the disclosure under the caption “Executive Compensation - Employment Agreements” and “- Post-Employment Compensation” in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 10, 2015, and the respective employment agreements, which are attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Document Description

10.1	Employment Agreement dated as of January 1, 2016 between Domenic J. Dell’Osso Jr. and Chesapeake Energy Corporation.
10.2	Employment Agreement dated as of January 1, 2016 between James R. Webb and Chesapeake Energy Corporation.
10.3	Employment Agreement dated as of January 1, 2016 between M. Christopher Doyle and Chesapeake Energy Corporation.
10.4	Employment Agreement dated as of January 1, 2016 between M. Jason Pigott and Chesapeake Energy Corporation.
10.5	Form of Employment Agreement effective January 1, 2016 between Executive Vice President/Senior Vice President and Chesapeake Energy Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:    January 6, 2016

INDEX TO EXHIBITS

Exhibit No.	Document Description

10.1	Employment Agreement dated as of January 1, 2016 between Domenic J. Dell’Osso Jr. and Chesapeake Energy Corporation.
10.2	Employment Agreement dated as of January 1, 2016 between James R. Webb and Chesapeake Energy Corporation.
10.3	Employment Agreement dated as of January 1, 2016 between M. Christopher Doyle and Chesapeake Energy Corporation.
10.4	Employment Agreement dated as of January 1, 2016 between M. Jason Pigott and Chesapeake Energy Corporation.
10.5	Form of Employment Agreement effective January 1, 2016 between Executive Vice President/Senior Vice President and Chesapeake Energy Corporation.